                               LIMITED POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Cynthia L. Sullivan, President and Chief Executive Officer of
Immunomedics, Inc., and Gerard G. Gorman, Senior Vice President, Finance and
Business Development and Chief Financial Officer of Immunomedics, Inc., or any
one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Form 3, Form 4, Form 5, Schedule 13G or
Schedule 13D relating to beneficial ownership and changes in beneficial ownership of equity securities of Immunomedics, Inc. (the "Company"), and any amendment thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and submit copies thereof to any securities exchange or automated quotation system and to the Company, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his or their substitutes, may lawfully do or cause to be done by virtue hereof. This power-of-attorney shall expire at such time as the undersigned ceases to be subject to filing requirements under Section 13(d), 13(g), or 16(a) under the
Securities and Exchange Act of 1934, as amended, with respect to the Company.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of
December, 2009.

                                        /s/ Brian A. Markison
                                        ----------------------------------------
                                        Brian A. Markison
In the Presence of:

Stephanie A. Spivack
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STATE OF New Jersey)
                   :     ss.:
COUNTY OF Warren   )

        BE IT REMEMBERED that on the 2nd day of December, 2009, before me, the subscriber, personally appeared Brian A. Markison who, I am satisfied, is the person named in and who executed the within instrument, and thereupon acknowledged that he signed, sealed and delivered the same as his free act and deed, for the uses and purposes therein expressed.

                                        /s/ Stephanie A. Spivack
                                        ----------------------------------------
                                        Notary Public